Virtual Investor & Analyst Event Series – Volume 2 : AOC 1001 Exhibit 99.1

Forward Looking Statements We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, the anticipated timing, costs, design and conduct of our ongoing and planned preclinical studies and planned clinical trials, research and development plans, timing and likelihood of success, prospective products, product approvals, plans and objectives of management for future operations, and future results of anticipated product development efforts, are forward-looking statements. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we are early in our development efforts and all of our development programs are in the preclinical or discovery stage; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; the success of our preclinical studies and clinical trials for our product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; potential delays in the commencement, enrollment and completion of clinical trials; our dependence on third parties in connection with preclinical testing and product manufacturing; disruption to our operations from the COVID-19 pandemic; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory submissions and our proposed design of future clinical trials; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may use our capital resources sooner than we expect; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10-K for the year ending on December 31, 2020, filed with the SEC on March 15, 2021, and any subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Our Vision To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Luke Living with DM1

Delivering on Our Vision Progressing robust pipeline in muscle AOC 1001 cleared to proceed with Phase 1/2 MARINATM trial; FDA granted orphan drug designation Anticipated clinical trials for both AOC 1044 for DMD and our AOC FSHD program in 2022 Leveraging expertise in clinical and commercial execution Assembling an experienced team in rare & RNA therapies Building an integrated and diverse company in service of our patients DISRUPTIVE & BROAD PLATFORM ADVANCING & EXPANDING PIPELINE AGILE & DIVERSE COMPANY Committed to delivering a new class of RNA therapies Demonstrated preclinical proof of concept in multiple tissues Broadening to other tissues & cell types through partnerships & internal discovery

PROGRAM / INDICATION  TARGET DISCOVERY / LEAD OPTIMIZATION IND ENABLING PHASE 1/2 MUSCLE DISORDERS AOC 1001: Myotonic Dystrophy Type 1 (DM1) DMPK AOC FSHD Program:  Facioscapulohumeral Muscular Dystrophy (FSHD) DUX4 AOC 1044: Duchenne Muscular Dystrophy (DMD) Exon 44 Dystrophin Next AOC DMD Programs Exon 51 Dystrophin Exon 45 Dystrophin AOC Muscle Atrophy:  Muscle Atrophy* MuRF1 AOC Pompe Disease:  Pompe Disease GYS1 Advancing our Muscle Disease Franchise of AOCs * Opportunity for a rare disease indication Clinical trial initiations planned for 2022 Clinical trial initiations planned for 2022

Goals for the Day Provide an overview of our clinical plans for AOC 1001, including a brief recap of our preclinical data Offer a broader perspective on the current treatment landscape for DM1 Answer your questions mAb OLIGO

AOC 1001 cleared to proceed with Phase 1/2 MARINA trial First AOC engineered to target skeletal muscle entering the clinic Phase 1/2 trial in adults with DM1 Trial designed to evaluate safety and tolerability in patients and to identify dose for future studies AOC 1001 granted Orphan Drug Designation by FDA Pipeline Progress Remaining on track for both AOC 1044 and our AOC FSHD program to enter clinical trials in 2022 Delivering on Progress Highlights from Today

Agenda Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Jae Kim, M.D. FACC, CMO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Sarah Boyce, President and CEO (Moderator) Jae Kim, M.D. FACC, CMO Art Levin, Ph.D., CSO Nicholas E. Johnson, M.D., M.Sci., FAAN Sarah Boyce, President & CEO Welcome & Introduction AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Presentation on the AOC 1001 Clinical Trial Design Clinical Impact of Myotonic Dystrophy Type 1 Q&A Session Closing Remarks

AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Art Levin, Ph.D., Chief Scientific Officer

AOC COMPONENTS DATA-DRIVEN COMPONENT CHARACTERISTICS OUR ENGINEERING IMPACT Monoclonal antibody Approved mAbs offer: Well-established safety profiles High specificity and affinity Long half-lives Designed through engineering to be effector function null Epitope selection designed for optimal activity Linker Known linker Applicable to multiple oligo modalities Enhanced for durability Engineered sites of conjugation Optimized ratio of oligonucleotides to antibodies siRNA Approved siRNA drugs have shown: Attractive safety profiles - no known thrombocytopenia, liver or renal toxicity Potency in the nanomolar range Sustained activity in the cytoplasm and nucleus Engineered to withstand lysosomal enzymes Selected and modified to diminish off-target effects siRNA selected to maximize reduction of DMPK in patient-derived muscle cells We Followed the Data for Each Component of AOC 1001 in an Effort to Engineer the Optimal AOC for Myotonic Dystrophy (DM1)

DM1, Caused by a Toxic Gain-of-Function mRNA, is Well Suited to an siRNA Approach

MECHANISM OF DISEASE


DMPK
(CUG) n
MBNL
MBNL
MBNL
C U G
mRNA Splicing Errors
Mutant DMPK mRNA

THERAPEUTIC APPROACH


AOC 1001
MBNL
MBNL
MBNL
C U G
mRNA Splicing Errors
Mutant DMPK mRNA
Knock down of DMPK

- Trinucleotide expansion in DMPK mRNA sequesters an RNA splicing protein MBNL (Muscleblind like) in nuclear foci.
- Sequestration of MBNL leads to RNA splicing errors in multiple muscle-related RNAs and induces DM1 disease manifestations.

- Allows MBNL to be released to perform its natural function to aid in splicing key mRNAs in muscle
- Improves the splice patterns, muscle function and reverses the course of DM1 disease. Splice patterns can serve as biomarkers.

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The AOC 1001 siRNA Showed Activity in the Nucleus and Cytoplasm and Reduced Nuclear Foci in Patient-Derived Muscle Cells DMPK expression % of mock treatment Cytoplasmic fraction Nuclear fraction Whole cell extract Control siDMPK.19 Nuclear and Cytoplasmic DMPK mRNA Levels in DM1 Patient-Derived Muscle Cells; Data: N=2 mean with range DM1 Patient Cells Reduction of Nuclear Foci Containing Mutant DMPK mRNA

The AOC 1001 siRNA (siDMPK.19) Produced a 56% Improvement in Splicing in DM1 Myotubes Treatment Signature (100 Splicing Events)

Durable ~75% Reduction of DMPK mRNA Observed in Monkey Skeletal Muscles After a Single Dose of 2mg/kg of siDMPK.19



100
75
50
25
0
% DMPK mRNA Expression in Cynomolgus Monkey
Quadriceps
Gastrocnemius
0
4
8
12
Time (weeks)

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AOC 1001 Reduced Muscle DMPK mRNA in Concentration Responsive Manner in Non-human Primates Necropsy was at 7 weeks, following 3 doses at 0, 3, and 6 weeks NHP Study 6 Gastrocnemius biopsies collected 21 or 28 days after single doses ranging from 0.6 to 15 mg/kg siRNA EC50 <0.1 nM Day 21 or 28 Post Dosing

AOC 1001 Toxicology Results Support Entry into the Clinic No dose limiting toxicity observed in monkey at the highest dose tested No observed platelet or renal toxicity No treatment-related histopathologic toxicity observed in monkey No changes observed in safety pharmacology parameters (cardiac, respiratory and neurological) NOAELs were identified at the highest doses tested in monkey in which pharmacology was essentially saturated Safety results were similar in mice Summary of IND-enabling 13-week toxicology studies:

AOC 1001 Produced >80% Reductions of DMPK mRNA in Skeletal Muscle at 13 Weeks of Treatment in Monkey No adverse effects associated with DMPK mRNA reduction Skeletal Muscle LD = Latissimus Dorsi, VL = Vastus Lateralis Cardiac Muscle DMPK mRNA reductions observed in left ventricle and diaphragm of >75% > 80% DMPK mRNA reduction observed at all AOC 1001 dose levels across multiple skeletal muscle tissue

AOC 1001 Has Been Engineered to Optimize Potential Therapeutic Profile APPROACHING THE CLINIC Cleared to proceed with Phase 1/2 MARINA trial FDA granted Orphan Drug Designation DELIVERING ON DM1 Delivered RNA product candidate to skeletal muscle in vivo Reduced target mRNA in a broad range of muscles in a dose dependent manner in vivo EC50s in muscle biopsies were in the nM range Activity after a single dose continued for months in vivo Favorable toxicology results that support clinical development plans US Patent No. 10,881,743 for AOC 1001 issued in January 2021

Agenda Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Jae Kim, M.D. FACC, CMO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Sarah Boyce, President and CEO (Moderator) Jae Kim, M.D. FACC, CMO Art Levin, Ph.D., CSO Nicholas E. Johnson, M.D., M.Sci., FAAN Sarah Boyce, President & CEO Welcome & Introduction AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Presentation on the AOC 1001 Clinical Trial Design Clinical Impact of Myotonic Dystrophy Type 1 Q&A Session Closing Remarks

MARINATM: A Phase 1/2 Clinical Trial to Evaluate AOC 1001 in Adult Patients with DM1 Jae Kim, M.D. FACC., Chief Medical Officer

0 APPROVED THERAPIES Myotonic Dystrophy Type 1 (DM1): Disease Overview >40,000 PEOPLE WITH DM1 IN THE US DM1 is a complex disease with symptoms that present with high variability from patient to patient Monogenic, autosomal dominant, progressive disease that primarily affects muscle: skeletal, cardiac & smooth Increases in severity from generation to generation Significant impact on quality of life Shortened life-expectancy Loraine, Kristl & Zen Living with DM1

DM1 is a Progressive Neuromuscular Disease with Multiple Organ Involvement Hypersomnia, Executive Dysfunction, Emotional, and Social Difficulties Myotonia, Weakness, Wasting, Pain Arrhythmias, Conduction Blocks Respiratory Muscle Weakness, Aspiration, Sleep Apnea Dysphagia, Dyspepsia, Constipation, Diarrhea Particulate cataracts References: Thomas 2018, Comprehensive Physiology; Wenninger, 2018 SKELETAL MUSCLE CARDIOVASCULAR SYSTEM RESPIRATORY SYSTEM GASTROINTESTINAL TRACK EYE CENTRAL NERVOUS SYSTEM

Avidity is Collaborating on a Large Natural History Study (NHS) in DM1 called END-DM1 END-DM1 is a non-interventional NHS that will advance the understanding of disease progression in DM1 patients END-DM1 is designed and run by the Myotonic Dystrophy Clinical Research Network (DMCRN) 700 patients with DM1 will be enrolled at multiple sites in the US and Europe Avidity is one of several sponsoring organizations

Partnering with the DM1 Community to Develop Patient Reported Outcome (PRO) Measure Myotonic Dystrophy Type 1 Neuromuscular Severity Measure (DM1-NSM) DM1-NSM specifically designed for use in clinical trials of DM1 treatments Validation in Phase 1/2 MARINA trial Gaining valuable input directly from patients to better understand patients’ experience with DM1 Collaborating with Myotonic Dystrophy Foundation & key opinion leaders

MARINATM: A Phase 1/2 Study to Evaluate the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of Single and Multiple Doses of AOC 1001 Administered Intravenously to Adult DM1 Patients

Trial Objectives Primary Objective Safety and tolerability of single and multiple doses Secondary Objectives Pharmacokinetics Pharmacodynamics (DMPK mRNA knockdown) Spliceopathy Key Exploratory Objectives Measures of clinical activity: Mobility Muscle strength Muscle function Patient-reported outcomes (PRO) Quality of life

MARINA™ Trial of AOC 1001 in Adults with DM1

Patient Population:

N = ~44; Ages 18-65

Dosing:

Single and multi-doses administered via an intravenous (IV) infusion;

Multidose quarterly with booster after 6 weeks;

Biopsies in all cohorts

3:1 RANDOMIZATION
(AOC 1001:Placebo)

Part A
Single Dose (N=8)
(1 Cohort)

- 1mg/kg*

Part B
Multi-Ascending Dose (N=36)
(3 Cohorts)

- 2mg/kg (N=12)
- 4mg/kg (N = 12)
- 8mg/kg (N = 12)

Placebo

OPEN LABEL EXTENSION STUDY

Treatment and observation duration = 6 months;
patients have the option to roll into the OLE study at the end of each cohort

*Dose listed for all cohorts is siRNA component of AOC 1001

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Dosing Regimen Single IV Dose: AOC 1001 or placebo Part A Dosing Schedule Multiple IV Dose: AOC 1001 or placebo Part B Dosing Schedule Quarterly Dosing Quarterly Dosing Open Label Extension Study Open Label Extension Study 6 Months Booster Multidose cohort treated quarterly with booster after 6 weeks

Evaluating safety and tolerability in adults with DM1 to identify dose for future studies 1 single dose cohort and 3 multi-dose cohorts Patients have the option to roll over into open label extension (OLE) study Key secondary endpoints focused on DMPK knockdown and spliceopathy biomarkers Exploratory endpoints on measures of clinical activity, PRO and quality of life Quarterly maintenance dosing regimen Designed in collaboration with patients, advocates and key physicians in the field Participating academic sites from DMCRN and END-DM1 Trial Summary

Agenda Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Jae Kim, M.D. FACC, CMO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Sarah Boyce, President and CEO (Moderator) Jae Kim, M.D. FACC, CMO Art Levin, Ph.D., CSO Nicholas E. Johnson, M.D., M.Sci., FAAN Sarah Boyce, President & CEO Welcome & Introduction AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Presentation on the AOC 1001 Clinical Trial Design Clinical Impact of Myotonic Dystrophy Type 1 Q&A Session Closing Remarks

Clinical Impact of Myotonic Dystrophy Type 1 Nicholas E. Johnson, M.D., M.Sci., FAAN Vice Chair for Research, Department of Neurology, Virginia Commonwealth University Dr. Johnson is an associate professor, division chief of neuromuscular, and vice chair of research in the department of neurology at Virginia Commonwealth University with a focus in inherited neuromuscular disorders. He received his undergraduate degree in molecular and cellular biology and psychology at the University of Arizona. He then obtained his medical degree at the University of Arizona. He completed his neurology residency and combined fellowship in neuromuscular medicine and experimental therapeutics at the University of Rochester. His laboratory is focused on identifying the pathogenesis of myotonic dystrophy, the limb girdle muscular dystrophies, and facioscapulohumeral muscular dystrophy and identifying appropriate clinical endpoints for these conditions. Dr. Johnson conducts therapeutic trials in many other inherited nerve and muscle disorders.

Clinical Impact of Myotonic Dystrophy type 1 Nicholas Johnson, MD, Msci, FAAN Vice Chair of Research, Associate Professor Director, Muscular Dystrophy Translational Program Departments of Neurology, Human Molecular Genetics Virginia Commonwealth University

Adult Myotonic Dystrophy Type-1 Autosomal Dominant Core symptoms include: Distal weakness Myotonia Early onset cataracts Multisystemic condition

Impact on other systems Cardiac arrhythmias Increase with age and weakness Progressive heart block, prolonged QRS and PR interval Monitor with screening ECGs Gastrointestinal symptoms Abdominal pain, constipation, diarrhea Dysphagia Endocrine abnormalities Glucose intolerance, thyroid dysfunction, testosterone deficiency Cognition impaired Executive function and visual spatial processing deficits Global cognitive dysfunction Avoidant personality disorder Prominent daytime sleepiness and fatigue Combination of OSA and central hypoventilation Respiratory Respiratory failure Anesthesia risks Increased risk of neoplasms

Treatment and Prognosis Current treatment focused on symptomatic care of daytime sleepiness and myotonia Care performed in multidisciplinary environment Mean age of death 55 (cardiac or pulmonary causes)

A very common rare disease: DM1 Used 50,536 NYS newborn blood spots to screen for DM1 repeat expansion Used triplet primed PCR to screen Confirmed using asuragen amplidex PCR

Sample classification Prevalence: 1:2100

Samples positive for CTG repeat expansion are unrelated

High prevalence highlights difficulty in diagnostic odyssey On average patients wait 7 years for diagnosis (Hilbert, et al., 2013) Patients without family history at highest risk Commonly diagnosed in families with congenital form

Myotonic dystrophy type 1 is slowly progressive Table 1. Clinical Endpoint Assessment from Prior Multicenter Natural History Studies in DM1 (n=113) Assessment Baseline Reliability (ICC) 12 month decline (SD) % change P-value Endpoint Experience in Neuromuscular Drug Trial 30 foot go 5.1 ft/s 0.88 0.48 ft/s (1.3) 5.9 0.03 DMDB 32 Timed up and go 8.0 seconds 0.87 0.5 (1.5) 6.3 0.03 NA Grip strength 47.5 kgs 0.94 1.7 (7.9) 3.5 0.09 Multifocal motor neuropathy33 Supine FVC percent predicted 75.4% 0.91 3.7 (8.0) 5.2 0.0001 Pompe’s disease,34 MPS I35

 Heterogenous progression on 30 ft walk/run;   Precision biomarkers could inform therapeutic response Parameter Baseline 12 month change 12 month SD % change P-Value STOP DM           30 Foot Walk / Run 5.9 0.4 0.8 6.2 0.001 DMCRN           30 Foot Walk/Run 5.9 0.4 1.3 5.9 0.03 Courtesy of J. Statland

Heterogeneous Progression in Forced Vital Capacity; Precision biomarkers could inform therapeutic response Parameter Baseline SD 12 month change 12 month SD % change P-Value FVC Upright L 3.2 1.0 -0.1 0.3 -2.5 0.06 FVC Upright PP 80.2 22.0 -1.3 9.2 -1.6 0.24 FVC Supine L 2.9 1.0 -0.2 0.3 -5.2 0.0001 FVC Supine PP 75.4 21.3 -3.7 8.0 -4.9 0.0005 * Courtesy of J. Statland

RNA Splicing is a Biomarker of proximate molecular pathology  and potential responses to treatment   Wagner SA, et al., 2016 Cell model can titrate degree of mis-splicing by MBNL concentration Individual splicing events change with MBNL concentration

Splicing Biomarkers Correlate with Muscle Functional Assessment Nakamori, et al., 2013 MRC scale: 5=normal strength 4= mild weakness 3= unable to lift against gravity

Gaps left in trial readiness Better predicting rate of progression by prior performance Optimizing biomarker collection Identifying other predictors of severity Approaching therapeutic trials has provided urgency to these goals

DMCRN provides infrastructure VCU (Johnson) (coordinating center) University of Rochester, Rochester (Thornton), Data Coordinating Center University of Florida, Gainesville (Subramony) Houston Methodist, Houston (Greene) Kansas University, Kansas City (Statland) NIH (Mankodi) Stanford, Palo Alto (Day) University of Iowa, Iowa City (Gutmann) The Ohio State University, Columbus (Arnold) University College, London (Turner) Institut Myologie, Paris (Bassez) Radboud, Nijmegen (van Engelen) NEMO, Milan (Sansone) Friedrich-Baur Institut, Munich (Schoser) University of Colorado, Denver (Wicklund) University of California, Los Angeles (Sheih)

Ongoing study: END-DM1 700 patient, 2 yr study at 16 centers (US/EU) Supported by FDA (NCATs), MDF, Triplet, Dyne, and Avidity Focus on key COAs to refine development (10m, FVC)

Goals of the current study Characterize DM1 severity and disease progression over two years in a large cohort (n = 700) Determine basal levels of impairment using standardized measures motor function and muscle strength and a patient-reported outcome (PRO). Test for patient characteristics at baseline that predict subsequent progression. Complete the development of muscle RNA alternative splice events as biomarkers of DM1 severity. Determine test-retest reliability of splicing biomarkers using optimized sample collection. Assess between-run variance of splicing biomarkers at different centers. Provide robust natural history data to support drug approval using FDA’s guidance on natural history studies

Anticipation in myotonic dystrophy: Beyond adult onset CTG repeat expansion may occur between generations Results in symptom onset: At birth (Congenital DM) Between ages 1-10 (Childhood DM) Red arrow = index patient

Congenital myotonic dystrophy manifestations Defined as onset in first month of life with: Hypotonia Respiratory failure Feeding problems Talipes equinovarus Facial weakness Intellectual impairment Autism spectrum disorder/ ADHD Irritable bowel syndrome Weakness and myotonia develop later

Phases of myotonic dystrophy in childhood Johnson, et al, 2015 N=150 parents

Phases of myotonic dystrophy in childhood Johnson, et al, 2015 N=150 parents

Summary DM1 is a prevalent disease with significant morbidity and mortality The DMCRN natural history studies inform therapeutic trial design including: COAs Biomarkers This support will be provided to the Avidity program

Agenda Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Jae Kim, M.D. FACC, CMO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Sarah Boyce, President and CEO (Moderator) Jae Kim, M.D. FACC, CMO Art Levin, Ph.D., CSO Nicholas E. Johnson, M.D., M.Sci., FAAN Sarah Boyce, President & CEO Welcome & Introduction AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Presentation on the AOC 1001 Clinical Trial Design Clinical Impact of Myotonic Dystrophy Type 1 Q&A Session Closing Remarks

Q&A Participants: Avidity Management Nicholas E. Johnson, M.D., M.Sci., FAAN Moderator: Sarah Boyce, President and CEO

Agenda Sarah Boyce, President & CEO Art Levin, Ph.D., CSO Jae Kim, M.D. FACC, CMO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Sarah Boyce, President and CEO (Moderator) Jae Kim, M.D. FACC, CMO Art Levin, Ph.D., CSO Nicholas E. Johnson, M.D., M.Sci., FAAN Sarah Boyce, President & CEO Welcome & Introduction AOC 1001 – A Solid Data Package Supporting Phase 1/2 Studies Presentation on the AOC 1001 Clinical Trial Design Clinical Impact of Myotonic Dystrophy Type 1 Q&A Session Closing Remarks

Closing Remarks Sarah Boyce, President & CEO

Goals for the Day Provide an overview of our clinical plans for AOC 1001, including a brief recap of our preclinical data Offer a broader perspective on the current treatment landscape for DM1 Answer your questions mAb OLIGO

Delivering on the RNA Revolution AOC 1001 cleared to proceed with Phase 1/2 MARINA trial AOC FSHD program & AOC 1044 for DMD anticipated to enter the clinic in 2022 Pursuing preclinical proof of concept in additional skeletal muscle and other tissues DELIVERING NEXT Luke Living with DM1